UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 24, 2013

LE@P TECHNOLOGY, INC.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-5667	65-0769296
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5601 N. Dixie Highway, Suite 411
Ft. Lauderdale, FL	33334
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (954) 771-1772

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFT 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

Appointment of Officers.   On May 24, 2013, at a regular meeting (the “May Board Meeting”) of the Board of Directors (the “Board” or “Board of Directors”) of Le@P Technology, Inc. (the “Company” or “Le@P”) following the Company’s 2013 annual meeting of stockholders, the Board reappointed (a) Timothy C. Lincoln to the following offices: Chairman of the Board, Acting Principal Executive Officer, and President, and (b) Mary E. Thomas to the following offices: Acting Principal Financial Officer, Chief Accounting Officer, Vice President, Treasurer, and Secretary.

Timothy C. Lincoln has served as a Class B Director of the Company since July 2000 and as the Company’s (i) Acting Principal Executive Officer, a position he has held since May 2009, and (ii) Chairman of the Board and President, positions he has held since April 9, 2012 (when the Board appointed him to those specific additional offices and positions).  He also held the position of Acting Principal Executive Officer of the Company from September 2002 until October 31, 2006.  Mr. Lincoln, has maintained a private law practice since October 1998 and, from August 1995 to December 2008, served in various legal and management roles for Marquette Realty, Inc.  Marquette Realty, Inc. managed a number of entities of which M. Lee Pearce, M.D. (“Dr. Pearce”), who is the former Chairman of the Board and is the (indirect, beneficial) majority stockholder of the Company, is the beneficial owner.  In addition, Mr. Lincoln is the President and Treasurer of Lauderdale Holdings, Inc. (the entity that holds the Company’s Class B Common Stock, par value $0.01 per share (“Class B Common Stock”), and of which Dr. Pearce is the sole shareholder) and is the President and Secretary of Broward Trading Corporation (the entity that is the owner of 700,000 shares of the Company’s Class A Common Stock, par value $0.01 per share (“Class A Common Stock”), and of which Dr. Pearce is the sole shareholder).  Mr. Lincoln also serves as a director of a number of entities which are directly or indirectly beneficially owned or controlled by Dr. Pearce.  From 1993 to 1996, Mr. Lincoln served as a mortgage loan officer for the Bank of North America, which was formerly controlled by Dr. Pearce (and of which Mr. Valle – another member of the Board of Directors – formerly served as an officer). Mr. Lincoln received a Master of Business Administration Degree in Marketing from the University of New Mexico, and received a J.D. degree and an L.L.M. degree (in estate planning) from the University of Miami School of Law.  Mr. Lincoln is a member of the Florida Bar Association, and is 55 years old.

Mary E. Thomas has served as a Class A Director of the Company since June 2003, and as the Company’s: (i) Acting Principal Financial Officer, a position she has held since October 2000, and (ii) Chief Accounting Officer, Vice President, Treasurer, and Secretary, positions she has held since April 9, 2012 (when the Board appointed her to those specific additional offices and positions).  Ms. Thomas has over twenty-five years of experience in finance and accounting in the healthcare industry.  Ms. Thomas also serves as an officer of a number of entities which are directly or indirectly beneficially owned or controlled by Dr. Pearce.  From September 1999 to October 2000, Ms. Thomas served as an assistant to the Chief Executive Officer of the Company and was a member of the accounting department.  From 1985 to 1999, Ms. Thomas served in various financial and managerial positions for General Health Corp. I, of which Dr. Pearce was the President and indirect beneficial owner.  Ms. Thomas received a Bachelor of Science Degree in Accounting from Nova Southeastern University, and is 54 years old.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

Amendments to Bylaws.  At the May Board Meeting, the Board adopted Amended Bylaws of and for the Company (the “Amended Bylaws”), effective as of May 24, 2013, a complete copy of which is attached hereto as Exhibit 3.1.  The Amended Bylaws amend and restate the Company’s bylaws (the “Existing Bylaws”) in effect immediately prior to their amendment by and through the Amended Bylaws.  The Amended Bylaws contain a number of significant provisions relating to the business of the Company, the conduct of its affairs and other matters, and differ from the Existing Bylaws in many respects, including as follows:

1.           The Amended Bylaws contemplate virtual (electronic) stockholders’ meetings;

2.           The Amended Bylaws require 25%, rather than 10% (“one-tenth”, as was required under the Existing Bylaws), of the shares entitled to vote on a matter for the Company’s stockholders to call a special meeting of the stockholders with regard to a vote on that matter;

3.           The Amended Bylaws set forth various provisions and procedures (e.g., notice, quorum, voting, etc.) addressing different classes of common stock (as are authorized under the Certification of Incorporation);

4.           The Amended Bylaws make clear that the Company’s stock ledger governs who the stockholders are who are entitled to (i) examine the stock ledger and the list of stockholders and (ii) vote in person or by proxy at any meeting of stockholders;

5.           The Amended Bylaws contain provisions related to the revocation of proxies;

6.           The Amended Bylaws provide that the Chairman of the Board appoints the chairman of a stockholder meeting (if s/he does not serve in that role her/himself), rather than the stockholders (as was provided for in the Existing Bylaws);

7.           The Existing Bylaws did not state, as the Amended Bylaws do, that a failure to hold an annual meeting of stockholders does not affect the validity of corporate action or the authority of the Board;

8.           The Amended Bylaws provide for how voting can be effected by entities that hold stock in the Company;

9.           The Amended Bylaws provide protection for the Company and its officers for accepting or rejecting a vote, written consent, waiver, ballot, or proxy, in good faith and consistent with the stock transfer ledger;

10.         The Existing Bylaws did not state, as the Amended Bylaws do, that members of the Board must be over 18 years of age, but need not be residents of the State of Delaware;

11.         The Existing Bylaws permitted a maximum of 21 members of the Board, while the Amended Bylaws permit a maximum of 11 members of the Board;

12.         The Amended Bylaws provide clear authority for the Board to fill vacancies that may arise on the Board (by “class” of elected director);

13.         The Amended Bylaws require that only two members of the Board may request a special Board meeting in order to compel the meeting to be called, whereas the Existing Bylaws required four such requesting directors;

14.         The Existing Bylaws required a quorum of directors equal to one-third of the members of the Board for voting on certain indemnification issues, whereas the Amended Bylaws do not have any such exception to the rule that a majority of the members of the Board constitutes a quorum for all purposes (except as otherwise provided by law);

15.         The Amended Bylaws provide for notice to members of the Board via electronic means;

16.         The Amended Bylaws contemplate action by written consent of the Board (in lieu of holding a meeting) in electronic form;

17.         The Existing Bylaws did not contemplate, as the Amended Bylaws do (and provide for), deemed consent by members of the Board who are present at Board meetings;

18.         The Amended Bylaws require the Chairman of the Board to be a member of the Board;

19.         The Amended Bylaws require that committees of the Board consist of at least one member;

20.         The Amended Bylaws expressly permit members of the Board (in their capacity as such) to be paid compensation in excess of reimbursement of expenses and meeting fees;

21.         The Amended Bylaws do not contemplate an advisory board, whereas the Existing Bylaws did (in providing that the Chairman of the Board “may appoint” an advisory board);

22.         The Existing Bylaws required the appointment of officers at the first meeting of the Board after the Company’s annual stockholders meeting, whereas the Amended Bylaws simply require appointment of officers annually;

23.         The Existing Bylaws include more detail and clarification regarding the authority and duties of officers of the Company, including (i) that the Chairman of the Board shall preside at all meetings of the Board and stockholders, (ii) the President shall be the chief executive officer of the Company, (iii) Vice Presidents may, but need not, be elected or appointed by the Board; (iv) the Treasurer shall be the chief financial officer, and (iv) more clearly delineated duties for the Secretary of the Company;

24.         The Amended Bylaws contemplate the duties of officers being delegated by the Company’s President or the Board;

25.        The Amended Bylaws allow for uncertificated shares of the Company and book-entry record keeping;

26.         The Amended Bylaws state how the transfer of shares for security shall be dealt with;

27.         The Amended Bylaws provide more detailed, comprehensive and modernized indemnification and advancement of expenses provisions (which provisions are mandatory with respect to current and former directors and officers of the Company); and

28.         The Amended Bylaws provide for greater protection of existing indemnification rights upon any amendment to the Amended Bylaws.

The foregoing is a merely a summary of changes to the Existing Bylaws effectuated by and through the Amended Bylaws.  This summary is qualified in its entirety by reference to the complete text of the Amended Bylaws attached as Exhibit 3.1 hereto.

Item 5.07	Submission of Matters to a Vote of Security Holders

1.           Election of Directors.   The Company held its 2013 annual meeting of stockholders (the “2013 Annual Meeting”) on May 24, 2013, pursuant to notice (sent together with a proxy statement) duly given to all stockholders of record as of the record date for the meeting (April 8, 2013).  The Company solicited proxies for the 2013 Annual Meeting pursuant to Regulation 14A of the Securities Exchange Act of 1934, and there was no solicitation or proposals opposing the Company’s solicitation.

The Board of Directors nominated Jerome Fields, M.D., Mary E. Thomas, Chris Minev, and Jose B. Valle as Class A Directors, and Timothy C. Lincoln as a Class B Director, in each case, for re-election to the Board of Directors at the 2013 Annual Meeting.

All of the nominees for director election presented at the 2013 Annual Meeting were elected to membership on the Board; specifically, all four of the nominees for Class A Director presented at the 2013 Annual Meeting were elected to office by the holders of shares of the Company’s Class A Common Stock, and the sole nominee for Class B Director presented at the 2013 Annual Meeting was elected to office by the holder of shares of the Company’s Class B Common Stock.  The final voting results at the 2013 Annual Meeting on this proposal were as follows:

Class A Directors

		For	Against	Withheld	Abstentions	Broker Non-Votes
Jerome Fields, M.D.	Class A Director	60,119,050	-0-	1,270	-0-	827,729
Mary E. Thomas	Class A Director	60,077,550	-0-	42,710	-0-	827,729
Chris Minev	Class A Director	60,119,050	-0-	1,270	-0-	827,729
Jose B. Valle	Class A Director	60,119,050	-0-	1,270	-0-	827,729

Class B Director

		For	Against	Withheld	Abstentions	Broker Non-Votes
Timothy C. Lincoln	Class B Director	25,000	-0-	-0-	-0-	-0-

2.           Ratification of Auditors.   The Board of Directors selected Cherry Bekaert, LLP (“Cherry”) to serve as the Company’s independent auditors concerning the audit of the Company’s financial statements as of and for the year ending December 31, 2013.  At the 2013 Annual Meeting, Cherry’s appointment to serve as the Company’s independent auditors concerning the audit of the Company’s financial statements as of and for the year ending December 31, 2013 was ratified by the holders of shares of Class A Common Stock and the holder of shares of Class B Common Stock, voting together as a single class.  The final voting results at the 2013 Annual Meeting on this proposal were as follows:

For	Against	Withheld	Abstentions	Broker Non- Votes
60,944,208	1,038	-0-	2,743	-0-

Item 8.01	Other Events

Certain Legal Proceedings.   Certain subsidiaries of the Company (acquired by virtue of a merger with a predecessor entity of the Company) are named defendants in litigation brought in the early 1990s alleging damages arising out of asbestos-related material aboard certain maritime vessels allegedly owned or operated by such subsidiaries.  The Company believes these suits are without merit and is prepared to defend vigorously the subsidiaries in such litigation.  However, in the interests of efficiency and avoiding potentially extensive and expensive litigation proceedings, the Company is pursuing settlements with respect to all such known claims (and plaintiffs), and has set aside $32,000 in the aggregate in connection with possible settlement payments.  There can be no assurance that the Company will be successful in settling or litigating these claims, or with regard to the ultimate effort or expense (including amounts paid to effect settlements and related legal fees and expenses) associated with settling or litigating these claims.

Appointment of Audit Committee Chair/Member.   At its May Board Meeting, the Board of Directors re-appointed Jose B. Valle as the Chairman and sole member of the Audit Committee of the Board of Directors (the “Audit Committee”).  The Board also determined and found that Mr. Valle is (1) “independent” (or an “independent director”) within the meaning of that term for audit committee members pursuant to NASDAQ listing standards addressing such matter, and (ii) an “audit committee financial expert” within the meaning of that term as defined under Item 407(d)(5)(ii) of Regulation S-K as promulgated pursuant to Section 407 of the Sarbanes-Oxley Act of 2002, as amended.  Note that the Company’s shares of capital stock are not listed, quoted or traded on any NASDAQ market.

Also at the May Board Meeting, the Board confirmed the authority of the Audit Committee to exercise all the authority of the Board with respect to the following matters: (i) review of the scope and terms of the Company’s independent auditor’s engagement, including the remuneration to be paid, as well as the independence of the auditors; (ii) with the assistance of the Company’s financial and accounting personnel, review of the Company’s annual financial statements and the independent auditor’s report thereon as well as any reporting, accounting, operational or significant other issues communicated by the independent auditor to the Company or its management; (iii) review of the Company’s corporate policies and procedures (if any) as they relate to accounting and financial reporting and financial controls; (iv) review of any litigation to which the Company is or becomes a party; (v) review of the use by the Company’s officers of expense accounts (or expense reimbursements) and other non-monetary perquisites, if any, extended to the Company’s officers; and (vi) direction of the Company’s legal counsel, independent auditors and internal staff to inquire into and report to the committee on any matter relating to the Company’s accounting or financial procedures, controls or reporting.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits

	Exhibit	Description

	3.1	Amended Bylaws of Le@P Technology, Inc..

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LE@P TECHNOLOGY, INC.

Date: May 24, 2013	By:	/s/ Timothy C. Lincoln

	Name:	Timothy C. Lincoln

	Title:	Acting Principal Executive Officer and President

EXHIBIT INDEX

Exhibit	Description

3.1	Amended Bylaws of Le@P Technology, Inc.